PACIFIC SELECT FUND	SUPPLEMENT DATED FEBRUARY 18, 2003 TO THE PROSPECTUS DATED MAY 1, 2002, AS SUPPLEMENTED

This supplement announces changes to the fund’s prospectus effective February 18, 2003, unless another effective date is specified below. This supplement must be preceded or accompanied by the Pacific Select Fund prospectus dated May 1, 2002, as supplemented December 18, 2002. Remember to review the fund’s prospectus for other important information.

New Manager

(effective May 1, 2003)

Morgan Stanley Investment Management Inc., does business in certain instances (including in its role as sub-adviser to these portfolios) under the name Van Kampen. Accordingly, they will now manage the Real Estate Portfolio under the name Van Kampen as well.

Van Kampen will become the manager of the Strategic Value and Mid-Cap Growth Portfolios.

Van Kampen conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the indirect parent of Van Kampen, is a global financial services firm that maintains market positions in each of its three primary businesses—securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $376.2 billion in assets as of December 31, 2002. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

New name/About the portfolios (effective May 1, 2003)

The Strategic Value Portfolio will change its name to the Comstock Portfolio. Certain investment policies and strategies of the Comstock Portfolio and the Mid-Cap Growth Portfolio will change, as described on the following pages.

Who manages the portfolio	The portfolio manager information for the respective portfolios, is changed as noted below.
Global Growth Portfolio

The following information is added:

Nicholas Smithie is a vice president at MFS. Mr. Smithie has been employed in the investment management area of MFS since 1998. Before joining MFS, Mr. Smithie was an equity research analyst at Gartmore Investment Management. He has an MA from Oxford University.

Multi-Strategy Portfolio

Information regarding Richard Rubinstein, George R. Evans, David P. Negri and Susan Switzer was deleted and the following information is added:

Emmanuel Ferreira, vice president of Oppenheimer, has over 6 years experience as an investment professional.

Angelo Manioudakis, senior vice president of Oppenheimer, has over 10 years experience as an investment professional.

Comstock Portfolio (effective May 1, 2003)

The portfolio will be managed by Van Kampen’s Multi-Cap Value team. Current members include:

B. Robert Baker, Jr. is a managing director of Van Kampen. He joined Van Kampen in 1991.

Jason S. Leder is an executive director of Van Kampen. He joined Van Kampen in 1995.

Kevin C. Holt is an executive director of Van Kampen. He joined Van Kampen in 1999.

Mid-Cap Growth Portfolio (effective May 1, 2003)

The portfolio will be managed by Van Kampen’s Multi-Cap Growth team. Current members include:

Jeff New is a managing director of Van Kampen. He joined Van Kampen in 1990.

Michael Davis is an executive director of Van Kampen. He joined Van Kampen in 1998.

Mary Jayne Maly is an executive director of Van Kampen. She joined Van Kampen in 1992.

Sean Conner is a vice president of Van Kampen. He joined Van Kampen in 2000.

COMSTOCK PORTFOLIO
Investment policy changes effective May 1, 2003

• The portfolio’s ability to invest in securities of foreign issuers will be changed from “without limit” to “up to 25% of the portfolio’s assets.”

• Investments in high yield or “junk” bonds will no longer be a principal investment strategy.

The investment goal (no change)	This portfolio seeks long-term growth of capital and income.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks.

The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies.

The manager generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns to earn income, facilitate fund management, and mitigate risks.

This portfolio may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Risks you should be aware of

The Comstock Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

• derivatives – derive their value from the value of an underlying security, a group of securities or an index. Derivatives could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• non-diversified – this portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, the manager currently manages this portfolio as though it were a diversified portfolio.

MID-CAP GROWTH PORTFOLIO
Investment policy changes effective May 1, 2003	• The portfolio’s ability to invest in securities of foreign issuers will be changed from “up to 20%” to “up to 25%” of the portfolio’s assets.

The investment goal (no change)	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential.

Medium market capitalization companies are companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the investment. Companies whose market capitalization falls below $250 million or exceed the top of that index range after purchase continue to be considered medium capitalization companies for purposes of the portfolio’s 80% investment policy. These criteria are subject to change based on market conditions.

The portfolio manager focuses on those companies with established records or future prospects of growth in sales or earnings and companies with new products, services or processes that the manager believes offer above-average growth potential.

The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The portfolio may also purchase securities on a when-issued or delayed delivery basis.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Risks you should be aware of

The Mid-Cap Growth Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with medium capitalizations, which may be riskier and more susceptible to price swings than companies with large capitalizations.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

MID-CAP GROWTH PORTFOLIO

Risks you should be aware of (continued)

•derivatives – derive their value from the value of an underlying security, a group of securities or an index. Derivatives could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

•non-diversified – this portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, the portfolio manager currently manages this portfolio as though it were a diversified portfolio.

Form No.	15-24876-00

85-24877-00

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